BBH TRUST

BBH U.S. GOVERNMENT MONEY MARKET FUND

Institutional Shares (BBSXX)

SUPPLEMENT DATED JULY 6, 2026

TO THE PROSPECTUS

DATED FEBRUARY 28, 2026

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Effective immediately, the sub-section titled “Purchase of Shares” in the “Account Transactions” section on page 9 of the Prospectus is deleted in its entirety and replaced by the following:

“Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order in good order. Generally, a purchase order is considered to be in good order when the purchase payment is converted to federal funds. The Fund reserves the right in its sole discretion to accept purchase orders paid for by check. See the Statement of Additional Information for further information. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Generally, shares are entitled to dividends declared, if any, starting as of the first Business Day the Transfer Agent records the purchase. It is anticipated that the NAV of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

In addition to being able to buy Fund shares directly through the Transfer Agent, investors may also buy shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Certain Financial Intermediaries are authorized to receive purchase orders on the Fund’s behalf. If purchasing shares through an authorized Financial Intermediaries, the shares will be priced at the NAV next calculated after the Financial Intermediary, or its designee, receives payment in good order. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside of the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military A.P.O. or F.P.O. addresses

II.	Effective immediately, the sub-section titled “Redemption of Shares” in the “Account Transactions” section on page 9 of the Prospectus is deleted in its entirety and replaced by the following:

“Redemption of Shares

The Fund executes a redemption request at the NAV next determined after the Fund receives the redemption request in good order. The Fund normally determines the Fund’s NAV daily at 5:00 p.m. astern Time on each day that the equity markets of the NYS are open for a regular day of trading. Under normal market conditions, redemption requests received in good order by 5:00  p.m. Eastern Time on any Business Day will be executed at that  day’s NAV. Orders received after 5:00 p.m. will be executed at the next day’s NAV. Redemption requests will be paid by federal funds wire transfer to the shareholder’s designated account. Generally, shares continue to earn dividends declared, if any, through the Business Day preceding the Business Day the Transfer Agent executes the redemption request on the books of the Fund. Redemption requests received before 5:00 p.m. astern Time on any Business Day will typically be paid on the Business Day following the date on which the redemption request was received in good order. In order to meet the redemption request, the Fund typically expects to use available cash (or cash equivalents) or to sell portfolio securities. These methods may be used during both normal and stressed market conditions.

In addition to being able to sell Fund shares directly through the Transfer Agent, investors may also sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Certain Financial Intermediaries are authorized to receive redemption orders on the Fund’s behalf. If redeeming shares through an authorized Financial Intermediaries, the shares will be priced at the NAV next calculated after the Financial Intermediary, or its designee, receives a redemption order in good order.”

III.	Effective immediately, the sub-section titled “How to Redeem Fund Shares” in the “Account Transactions” section on page 10 of the Prospectus is deleted in its entirety and replaced by the following:

“How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for transacting with the Fund. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly. Each Financial Intermediary may charge a transaction fee payable to the Financial Intermediary on the sale of Fund shares.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally the same date the redemption request is received in good order.

A shareholder redeeming shares should be aware that the NAV of the shares of the Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount, which differs from the number of shares redeemed.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.